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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                  I, the undersigned Director and/or Officer of ArvinMeritor, Inc., an Indiana corporation (the "Company"), hereby constitute VERNON G. BAKER, II, and BONNIE WILKINSON, and each of them singly, my true and lawful attorneys with full power to them and each of them to sign for me, and in my name and in the capacity or capacities indicated below, one or more Registration Statements on Form S-8 registering under the Securities Act of 1933, as amended, securities to be sold under (a) the Company's 1997 Long-Term Incentives Plan, (b) the Meritor Automotive, Inc. Savings Plan, as amended, and/or (c) the ArvinMeritor Savings Plan, and any and all amendments (including post-effective amendments) and supplements to such Registration Statements.


         Signature                                      Title                                Date
         ---------                                      -----                                ----
                                                Chairman of the Board
/s/ Larry D. Yost                       and Chief Executive Officer (principal
----------------------------------        executive officer) and Director          November 8, 2000
  Larry D. Yost

/s/ V. William Hunt                          Vice Chairman and President
----------------------------------                   and Director                   November 8, 2000
  V. William Hunt

/s/Joseph B. Anderson,Jr.
----------------------------------
Joseph B. Anderson, Jr.                                Director                     November 8, 2000


----------------------------------
 Donald R. Beall                                       Director                     November 8, 2000


/s/ Steven C. Beering
----------------------------------
  Steven C. Beering                                    Director                     November 8, 2000


/s/ Rhonda L. Brooks
----------------------------------
Rhonda L. Brooks                                       Director                     November 8, 2000

/s/ John J. Creedon
----------------------------------
  John J. Creedon                                      Director                     November 8, 2000

/s/ Joseph P. Flannery
----------------------------------
  Joseph P. Flannery                                   Director                     November 8, 2000

/s/ Robert E. Fowler, Jr.
----------------------------------
  Robert E. Fowler, Jr.                                Director                     November 8, 2000

/s/William D. George,Jr.
----------------------------------
William D. George, Jr.                                 Director                     November 8, 2000




----------------------------------
  Ivan W. Gorr                                         Director                     November 8, 2000

/s/Richard W. Hanselman
----------------------------------
  Richard W. Hanselman                                 Director                     November 8, 2000


/s/ Charles H. Harff
----------------------------------
  Charles H. Harff                                     Director                     November 8, 2000

/s/ Don J. Kacek
----------------------------------
  Don J. Kacek                                         Director                     November 8, 2000

/s/ Victoria B. Jackson
----------------------------------
  Victoria B. Jackson                                  Director                     November 8, 2000

/s/ James E. Marley
----------------------------------
  James E. Marley                                      Director                     November 8, 2000

----------------------------------
James E. Perrella                                      Director                     November 8, 2000

/s/ Harold A. Poling
----------------------------------
  Harold A. Poling                                     Director                     November 8, 2000


----------------------------------
  Martin D. Walker                                     Director                     November 8, 2000
                                              Senior Vice President and

/s/ Thomas A. Madden                           Chief Financial Officer              November 8, 2000
----------------------------------          (principal financial officer)
  Thomas A. Madden

/s/ William M. Lowe                         Vice President and Controller           November 8, 2000
----------------------------------          (principal accounting officer)
  William M. Lowe

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